PROJECT FOREST


                      Exhibits in Support of Fairness Opinion to

               The Special Committee of the Board of Directors of PINE




                              -------------------------

                                 ALEX. BROWN & SONS
                                    INCORPORATED

                                 September 12, 1995

                              -------------------------

                               PROJECT FOREST


---------------------------------------------------------------------------




    The information contained in this memorandum was obtained from PINE management and other sources that we believe to be reliable, but has not been independently verified.

 This memorandum has been prepared for the use of the Special Committee of the Board of Directors only. It is confidential and may not be disclosed or provided to any third parties without the written permission of Alex.
                         Brown & Sons Incorporated.

     This memorandum is prepared as of September 12, 1995 and reflects information made available to us prior to such date. It does not include information regarding all of the assessments made by Alex. Brown in arriving at its conclusions.

                               PROJECT FOREST

                              Table of Contents

                                                                                                             Tab
                                                                                                             ---
SUMMARY OF THE PROPOSED TRANSACTION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
-----------------------------------

ANALYSIS OF PINE
----------------
        -       Common Stock Price and Volume History . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
        -       Comparison with Selected Publicly Traded Companies  . . . . . . . . . . . . . . . . . . . .    3

PINE VALUATION ANALYSIS
-----------------------
        -       Valuation Based on Selected Publicly Traded Companies . . . . . . . . . . . . . . . . . . .    4
        -       Valuation Based on Recent Alternate Site Mergers and Acquisitions . . . . . . . . . . . . .    5
        -       Valuation Based on Premiums Paid in Recent Squeeze-Out Transactions . . . . . . . . . . . .    6
        -       Discounted Cash Flow Analysis . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7

BACKGROUND INFORMATION
----------------------
        -       PINE Historical and Projected Financial Information . . . . . . . . . . . . . . . . . . . .    8
        -       Selected Publicly Traded Companies  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
        -       Recent Alternate Site Merger and Acquisition Transactions . . . . . . . . . . . . . . . . .   10
        -       Premiums Paid in Recent Squeeze-Out Transactions  . . . . . . . . . . . . . . . . . . . . .   11
        -       PINE Ownership Profile  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
        -       Analysis of Historical ASPEN Investments in PINE  . . . . . . . . . . . . . . . . . . . . .   13


                                                   PROJECT FOREST

                                         Summary of the Proposed Transaction
                                        (in thousands, except per share data)

----------------------------------------------------------------------------------------------
-  Valuation:
   ----------
       -------------------------------------------------------
       Price per Share                                  $20.00
       -------------------------------------------------------
       Common Shares Outstanding                        18,921
       Options & Warrants                                  597
                                                   -----------
           Total Shares Outstanding                     19,518
                                                   -----------

       Aggregate Equity Value                         $390,355
           less: Option Proceeds                         6,604
                                                  ------------
       -------------------------------------------------------
       Implied Equity Purchase Price                  $383,751
       -------------------------------------------------------
           plus: Net Debt                                6,269
                                                  ------------
       -------------------------------------------------------
       Adjusted Purchase Price                        $390,020
       -------------------------------------------------------
                                                                            Purchase Price
-  Multiples:                                          PINE                   Multiples
   ----------                                     ------------              --------------
       LTM Revenues (a)                               $151,422                    2.6 x
       LTM EBITDA (a)                                   31,738                   12.3
       LTM EBIT (a)                                     20,059                   19.4
       LTM Net Income                                   11,455                   33.5

       Calendar 1995 EPS (Company)                       $0.68                   29.4
       Calendar 1995 EPS (I/B/E/S)                        0.68                   29.4

       Calendar 1996 EPS (Company)                        0.98                   20.4
       Calendar 1996 EPS (I/B/E/S)                        0.88                   22.7

-  Premium to Market:                                                          Premium
   ------------------                                                       --------------
       One Day Prior to Announcement (07/13/95)         $15.75                   27.0 %
       One Month Prior Announcement (06/14/95)           14.75                   35.6
       Year High (b) (07/07/95 & 05/04/95)               16.63                   20.3
       Year Low (b) (07/15/94)                            8.75                  128.6
       All-Time High (C) (07/07/95 & 05/04/95)           16.63                   20.3



----------------------------------------------------------------------------------------------
Note: LTM as of 06/30/95.
 (a) Multiples calculated using adjusted purchase price.
 (b) For the period 07/13/94 to 07/13/95.
 (c) For the period 11/28/89 to 07/13/95.



                                 PROJECT FOREST


               PINE Weekly Price and Volume Data from 12/01/89 to 09/08/95



                        "PLOT POINTS FOR GRAPH TO BE SUPPLIED"

                                 PROJECT FOREST

             PINE Daily Price and Volume Data from 07/15/94 to 09/08/95



                      "PLOT POINTS FOR GRAPH TO BE SUPPLIED"

                                 PROJECT FOREST

             PINE Daily Price and Volume Data from 07/14/95 to 09/08/95



                      "PLOT POINTS FOR GRAPH TO BE SUPPLIED"

                                 PROJECT FOREST

                 PINE Daily Price Data from 7/14/95 to 9/8/95



                      "PLOT POINTS FOR GRAPH TO BE SUPPLIED"

                                 PROJECT FOREST

                    Weekly price data from 12/1/89 to 9/8/95



                      "PLOT POINTS FOR GRAPH TO BE SUPPLIED"

                                 PROJECT FOREST

                    Weekly price data from 7/15/94 to 9/8/95



                      "PLOT POINTS FOR GRAPH TO BE SUPPLIED"

                                                     PROJECT FOREST

                                            Summary Financial Comparison (a)


--------------------------------------------------------------------------------------------------



                                                        Renal Treatment
                                   PINE                   Centers, Inc.         Vivra, Inc.
                            -----------------------   --------------------     --------------
                              Street      Company            Street                Street
                             Estimate     Estimate        Estimate (b)            Estimate
                            ----------   ----------   ---------------------    --------------
Revenue Growth:
    Q2'95 (A)                    35.7 %       ---              67.1 %                31.4 %
    1995 (E)                     22.5        26.9 %            40.6                  22.1
    1996 (E)                     18.8        19.5              24.4                  14.8

EPS Growth (c):
    Q2'95 (A)                    67.7 %       ---              87.5 %                16.7 %
    1995 (E)                     51.0        51.0 %            48.4                  19.0
    1996 (E)                     29.4        43.3              27.0                  16.2
    3-5 Year Estimated           23.8         ---              26.7                  17.9

EBITDA Margin:
    1994 (A)                     19.6 %       ---              20.7 %                21.8 %
    1995 (E)                     22.9        21.7 %            23.1                  21.8 (d)

--------------------------------------------------------------------------------------------------
(a) All estimates are based on UBS Securities' research report "Dialysis Industry" dated May 11, 1995 unless otherwise noted.
(b) Pro Forma for the March 1995 acquisition of Healthcare Corporation.
(c) Estimates based on I/B/E/S consensus data.
(d) Assumes depreciation and amortization are 4.0% of estimated revenue.

                                                     PROJECT FOREST

                                              Summary Valuation Comparison


------------------------------------------------------------------------------------------------------------------------


                                                                 Renal Treatment
                                               PINE                Centers, Inc.             Vivra, Inc.
                                             ---------          -------------------        --------------
Day Prior to Announcement:

           Stock Price as of 07/13/95         $15.75                  $24.50                   $27.88
           1996 P/E (a)                         17.5 x                  15.7 x                   13.9 x
           1996 P/E to Growth Rate (b)          73.5 %                  58.8 %                   77.5 %


% Change Since Announcement:

           Stock Price as of 09/08/95         $19.19                  $31.88                   $33.38
             % Change Since Announcement        21.8 %                  30.1 %                   19.7 %

           1996 P/E (c)                         21.8 x                  19.9 x                   16.7 x
             % Change Since Announcement        24.6 %                  26.8 %                   20.2 %

           1996 P/E to Growth Rate (b)          91.6 %                  74.6 %                   93.1 %


------------------------------------------------------------------------------------------------------------------------
(a)  Based on I/B/E/S consensus EPS estimates of $0.90, $1.56 and $2.01 at July 1995 for PINE, Renal Treatment Centers,
     Inc. (RXTC) and Vivra, Inc. (V), respectively.
(b)  Based on I/B/E/S consensus growth rate estimates of 23.8%, 26.7% and 17.9% at July 1995 and 09/08/95 for PINE, RXTC
     and V, respectively.
(c)  Based on I/B/E/S consensus EPS estimates of $0.88, $1.60 and $2.00 at 09/08/95 for PINE, RXTC and V, respectively.

                                 PROJECT FOREST

                                      PINE
                           Valuation Analysis Based On
                         Selected Publicly Traded Companies



                       "PLOT POINTS FOR GRAPH TO BE SUPPLIED"

                                            PROJECT FOREST

                                                 PINE
                                      Valuation Analysis Based On
                                  Selected Publicly Traded Companies
                                         (dollars in thousands)

-----------------------------------------------------------------------------------------------------------------------------
      Prices and Estimates as of 09/08/95
 ----------------------------------------

                                           PINE                    Kidney Dialysis             Selected Alternate Site
                                      ------------------          Company Multiples             Company Multiples (a)
                                                  Multiples      -------------------      ----------------------------------
                                      Statistics  @ $20.00         RXTC         V           Mean               Range
                                      ----------  --------       --------   --------      ---------     --------------------


                                         Valuation Based on Latest Twelve Month Statistics
                                         -------------------------------------------------
Revenues                             $151,422       2.6 x          3.0 x       2.3 x         2.7 x        1.4 x   -    3.7 x

Operating Cash Flow                    31,738      12.3 x         13.2 x      10.9 x        10.6 x        8.9 x   -   13.2 x

Operating Income                       20,059      19.4 x         19.9 x      13.2 x        14.6 x       11.7 x   -   19.9 x

Net Income                             11,445      33.5 x         28.9 x      21.3 x        23.6 x       18.1 x   -   28.9 x



                                              Valuation Based on Projected Statistics
                                              ---------------------------------------
Cal. 1995 Net Income (Company)        $13,034      29.4 x         25.3 x      19.4 x        20.7 x       16.5 x   -   25.3 x

Cal. 1995 Net Income (I/B/E/S)         13,048      29.4 x         25.3 x      19.4 x        20.7 x       16.5 x   -   25.3 x

Cal. 1996 Net Income (Company)         18,766      20.4 x         19.9 x      16.7 x        16.9 x       13.7 x   -   19.9 x

Cal. 1996 Net Income (I/B/E/S)         16,885      22.7 x         19.9 x      16.7 x        16.9 x       13.7 x   -   19.9 x

-----------------------------------------------------------------------------------------------------------------------------
Note: LTM  as of 06/30/95.
(a)   Alternate Site Companies include: American Medical Response, Inc. (EMT), HEALTHSOUTH Corporation (HRC), Lincare
      Holdings Inc. (LNCR), Renal Treatment Centers, Inc. (RXTC), Surgical Care Affiliates, Inc. (SCA) and Vivra
      Incorporated (V).
(b)   Implied valuation based on revenues, operating cash flow and operating income are adjusted by subtracting net debt of $6.3 million.


                                                        PROJECT FOREST

                                                            PINE
                                                   Valuation Analysis Based On
                                              Selected Publicly Traded Companies
                                                   (dollars in thousands)


-----------------------------------------------------------------------------------------------------------------------------------
     Prices and Estimates as of 07/13/95
---------------------------------------------

                                             PINE                     Kidney Dialysis                Selected Alternate Site
                                     -----------------------       Company Multiples                   Company Multiples(a)
                                                   Multiples       ------------------     -----------------------------------------
                                     Statistics    @ $20.00        RXTC          V            Mean                 Range
                                     ----------    ---------       ----       -------         ----         ------------------------

                                         Valuation Based on Latest Twelve Month Statistics
                                         -------------------------------------------------

Revenues                             $151,422       2.6 x         2.3 x        1.9 x           2.4 x        1.3 x      -      3.7 x

Operating Cash Flow                    31,738      12.3 x        10.4 x        8.8 x           9.3 x        8.8 x      -     10.4 x

Operating Income                       20,059      19.4 x        15.6 x       10.7 x          12.8 x       10.7 x      -     15.6 x

Net Income                             11,445      33.5 x        22.2 x       17.8 x          20.7 x       17.8 x      -     24.1 x



                                            Valuation Based on Projected Statistics
                                            ---------------------------------------


Cal. 1995 Net Income (Company)       $13,034       29.4 x        19.9 x       16.2 x          18.2 x       16.2 x      -     21.1 x

Cal. 1995 Net Income (I/B/E/S)        13,048       29.4 x        19.9 x       16.2 x          18.2 x       16.2 x      -     21.1 x

Cal. 1996 Net Income (Company)        18,766       20.4 x        15.7 x       13.9 x          14.9 x       13.8 x      -     16.9 x

Cal. 1996 Net Income (I/B/E/S)        17,269       22.2 x        15.7 x       13.9 x          14.9 x       13.8 x      -     16.9 x

-----------------------------------------------------------------------------------------------------------------------------------

Note: LTM as of 06/30/95.
(a) Alternate Site Companies include: American Medical Response, Inc. (EMT), HEALTHSOUTH Corporation (HRC), Lincare Holdings Inc. (LNCR), Renal Treatment Centers, Inc. (RXTC), Surgical Care Affiliates, Inc. (SCA) and Vivra Incorporated (V).
(b) Implied valuation based on revenues, operating cash flow and operating income are adjusted by subtracting net debt of $6.3 million.


                                                    PROJECT FOREST

                                                         PINE
                                              Valuation Analysis Based On
                                          Selected Publicly Traded Companies
                                     (dollars in thousands, except per share data)


-------------------------------------------------------------------------------------------------------------------------
     Prices and Estimates as of 09/08/95
---------------------------------------------
                                                                          Implied Price Per Share(a)
                                                        -----------------------------------------------------------------
                                         PINE           Kidney Dialysis Companies   Selected Alternate Site Companies (b)
                                                        -------------------------   -------------------------------------
                                       Statistics       RXTC                V         Mean             Range
                                       ----------       ----            ---------   ----------  -------------------------

                                                Valuation Base on Latest Twelve Month Statistics
                                                ------------------------------------------------


Revenues                               $151,422        $22.93              $17.82     $20.95    $10.94     -   $28.74

Operating Cash Flow                      31,738         21.55               17.73      17.25     14.45     -    21.55

Operating Income                         20,059         20.49               13.63      15.03     12.08     -    20.49

Net Income                               11,445         17.29               12.83      14.17     10.98     -    17.29



                                                   Valuation Based on Projected Statistics
                                                   ---------------------------------------


Cal. 1995 Net Income (Company)         $13,034         $17.23              $13.28     $14.14    $11.34     -   $17.23

Cal. 1995 Net Income (I/B/E/S)          13,048          17.25               13.29      14.15     11.35     -    17.25

Cal. 1996 Net Income (Company)          18,766          19.49               16.37      16.61     13.49     -    19.49

Cal. 1996 Net Income (I/B/E/S)          16,885          17.57               14.76      14.98     12.17     -    17.57

----------------------------------------------------------------------------------------------------------------------

Note: LTM as of 06/30/95.
(a) Implied valuation based on revenues, operating cash flow and operating income are adjusted by subtracting net debt of $6.3 million.
(b) Alternate Site Companies include: American Medical Response, Inc. (EMT), HEALTHSOUTH Corporation (HRC), Lincare Holdings Inc. (LNCR), Renal Treatment Centers, Inc. (RXTC), Surgical Care Affiliates, Inc. (SCA) and Vivra Incorporated (V).

                                 PROJECT FOREST

                                      PINE

                           Valuation Analysis Based On

                  Recent Alternate Site Mergers and Acquisition



                      "PLOT POINTS FOR GRAPH TO BE SUPPLIED"

                                                         PROJECT FOREST

                                                              PINE
                                                   Valuation Analysis Based On
                                         Recent Alternate Site Mergers and Acquisitions
                                          (dollars in thousands, except per share data)

---------------------------------------------------------------------------------------------------------------------------
                                             PINE
                                 ---------------------------------                    Recent Alternate Site
                                                                                     Mergers and Acquisitions
                                                     Multiples &            -----------------------------------------------
                                                     Premiums
                                 Statistics          @ $20.00                 Mean                    Range
                                 ----------        ---------------          ------          -------------------------------



                       Valuation Based on Latest Twelve Month Statistics
                       -------------------------------------------------

Revenues                         $151,422               2.6 x                  2.0 x          0.6 x     -      3.8 x

Operating Cash Flow                31,738              12.3 x                 14.6 x          8.3 x     -     30.0 x

Operating Income                   20,059              19.4 x                 22.9 x         11.4 x     -     49.3 x

Net Income                         11,445              33.5 x                 36.5 x         18.0 x     -     61.5 x


                           Valuation Based on Projected Statistics
                           ---------------------------------------

Forward Net Income (Company)     $16,991               22.6 x                 22.0 x         15.5 x     -     34.5 x

Forward Net Income (I/B/E/S)      15,697               24.4 x                 22.0 x         15.5 x     -     34.5 x


                             Valuations Based on Premiums Paid
                             ---------------------------------

One Day Prior Price              $15.75                27.0 %                 39.6 %         0.9%       109.2 %

One Month Prior Price             14.75                35.6 %                 50.7 %         (5.4%)     150.0 %

---------------------------------------------------------------------------------------------------------------------------

Note: LTM as of 06/30/95.
(a) Implied valuation based on revenues, operating cash flow and operating income are adjusted by subtracting net debt of $6.3 million.

                                                           PROJECT FOREST

                                                                PINE
                                                     Valuation Analysis Based On
                                           Recent Alternate Site Mergers and Acquisitions
                                            (dollars in thousands, except per share data)



--------------------------------------------------------------------------------------------------------
                                                                   Implied  Price Per Share (a)
                                        PINE              ----------------------------------------------
                                      Statistics                 Mean                    Range
                                      ----------          ---------------     --------------------------

                                Valuation Based on Latest Twelve Month Statistics
                                -------------------------------------------------

Revenues                              $151,422               $15.25               $4.20  -     $29.64

Operating Cash Flow                     31,738                23.72               13.46  -      48.83

Operating Income                        20,059                23.56               11.71  -      50.70

Net Income                              11,445                21.73               10.86  -      36.41


                                    Valuation Based on Projected Statistics
                                    ---------------------------------------

Forward Net Income (Company)          $16,991                $19.48              $13.84  -     $30.36

Forward Net Income (I/B/E/S)           15,697                 18.03               12.81  -      28.08


                                     Valuation Based on Premiums Paid
                                     --------------------------------

One Day Prior Price                   $15.75                 $21.99              $15.89  -     $32.95

One Month Prior Price                  14.75                  22.23               13.95   -     36.88


--------------------------------------------------------------------------------------------------------

Note: LTM as of 06/30/95.
(a) Implied valuation based on revenues, operating cash flow and operating income are adjusted by subtracting net debt of $6.3 million.

                                 PROJECT FOREST

     Valuation Based on Premiums Paid in Recent Squeeze-Out Transactions (a)



                        "PLOT POINTS FOR GRAPH TO BE SUPPLIED"

                                                                    PROJECT FOREST


                                        Valuations Based on Premiums Paid in Recent Squeeze-Out Transactions (a)


----------------------------------------------------------------------------------------------------------------------------------




                           Squeeze-Out Transactions from 1/1/90 to Present (31 deals)
                           ----------------------------------------------------------


                                                  Premium Paid                                Implied Price Per Share
                   PINE        --------------------------------------------    ---------------------------------------------------
                   Price       Mean      Median          Range                   Mean        Median               Range
                   -----       ----      ------  --------------------------    --------     --------       -----------------------
One Day Prior
  to Announcement  $15.75      26.6 %    24.3 %     (9.8) %    -     66.7 %      $19.94      $19.58        $14.21      -    $26.26

One Month Prior
  to Announcement   14.75      32.7      28.9       (16.5)     -     88.6         19.58       19.01         12.32      -     27.82










----------------------------------------------------------------------------------------------------------------------------------

(a) Source: Securities Data Corporation. Includes squeeze-out transactions greater than $25 million since 1990 in which acquiror owned between 50-90% of target prior to transaction and sought a post-deal ownership of at least 97%.

                                  PROJECT FOREST

                   PINE Discounted Cash Flow Analysis - Base Case

                      Implied Equity Valuation Per Share
                      ----------------------------------

 Discount               Multiple of 2000 EBITDA after MI ($91.9 million)
                        ---------------------------------------------------
   Rate                     7 x                  8 x                  9 x
 --------               --------             --------              --------

   11.0%                 $22.18               $24.91                $27.63

   13.0%                 $20.31               $22.79                $25.27

   15.0%                 $18.63               $20.89                $23.15

                                 PROJECT FOREST

                        PINE Discounted Cash Flow Analysis - Base Case

                             (dollars in thousands, except per share data)


Fiscal Year Ended December 31,               Q4 '95 (E)    1996 (E)      1997 (E)      1998 (E)       1999 (E)      2000 (E)
                                             ----------   ---------     ---------      --------       --------      --------

Revenue                                      $42,925      $199,928      $239,368       $287,648       $345,448      $411,918
Growth Rate                                                   19.5%         19.7%          20.2%          20.1%         19.2%

EBIT                                           6,413        31,650        39,965         48,519         59,338        71,906
EBIT Margin                                     14.9%         15.8%         16.7%          16.9%          17.2%         17.5%

EBIT After Tax (a)                             3,784        18,673        23,579         28,626         35,009        42,424

plus: Depreciation & Amortization              3,260        13,834        15,688         17,870         20,391        23,165
less: Change in Non-Cash Working Capital         418 (b)     2,978         3,076          3,765          4,508         5,184
less: Minority Interest After-Tax                198           727           930          1,196          1,522         1,889
less: Total Capital Expenditures               3,250 (c)    13,555        22,701         27,514         32,234        35,268
                                            --------      --------      --------      ---------       --------      --------
Cash Flows to Capital                         $3,178       $15,247       $12,560        $14,021        $17,137       $23,249
                                            ========      ========      ========      =========       ========      ========
----------------------------------------------------------------------------------------------------------------------------

                                    NPV of Terminal Value                       less:
Discount     NPV Cash      Multiple of 2000 EBITDA after MI ($91.9 million)    Net Debt               Implied Equity Valuation
                          ------------------------------------------------                   -------------------------------------
Rate (d)     Flows          7 x               8 x                  9 x        @ 06/30/95        7 x           8 x           9 x
--------     --------     ------------------------------------------------    ----------     --------       --------      --------
   11.0%      $60,838     $371,813          $424,929            $478,045         $6,269      $426,381       $479,497      $532,613
   13.0%      $57,567     $338,538          $386,901            $435,264         $6,269      $389,837       $438,199      $486,562
   15.0%      $54,569     $308,749          $352,856            $396,963         $6,269      $357,049       $401,156      $445,263

                                                                               Discount        Implied Equity Valuation Per Share
                                                                                             -------------------------------------
                                                                                 Rate           7 x            8 x           9 x
                                                                               --------      --------       --------      --------
                                                                                   11.0%       $22.18         $24.91        $27.63
                                                                                   13.0%       $20.31         $22.79        $25.27
                                                                                   15.0%       $18.63         $20.89        $23.15
----------------------------------------------------------------------------------------------------------------------------------

(a) Assumes a 41.0% tax rate.
(b) Assumes 25% of projected annual change in non-cash working capital.
(c) Assumes 25% of total projected 1995 capital expenditures ($13.0 million) spent in 4th Q.
(d) Discounted to September 30, 1995.

                                                                            PROJECT FOREST

                                                            PINE Historical and Projected Income Statements
                                                               (in thousands, except per share amounts)

--------------------------------------------------------------------------------------------------------------------------------

                                 1993(a)          1994                   1995(E)                 1996(E)                 1997(E)
                                --------        --------                --------                --------                --------
Revenue:
  Dialysis services             $ 93,866        $120,428                $153,742                $183,758                $220,008
  Laboratory services             11,322          11,386                  13,529                  16,171                  19,361
                                --------        --------                --------                --------                --------
                                 105,188         131,815                 167,271                 199,928                 239,368
                                --------        --------                --------                --------                --------
  Prime labor                     24,777          28,669                  35,032                  40,985                  47,874
  Prime Supplies                  29,403          36,700                  48,233                  57,779                  69,177
                                --------        --------                --------                --------                --------
                                  54,179          65,369                  83,265                  98,765                 117,051

  Direct Sales Commissions             0              38                     268                     200                     239
                                --------        --------                --------                --------                --------

Contribution I                    51,009          66,408                  83,738                 100,964                 122,078
                                --------        --------                --------                --------                --------
  Other variable costs             2,530           2,975                   3,696                   2,999                   3,591
                                --------        --------                --------                --------                --------

Contribution II                   48,479          63,433                  80,042                  97,965                 118,487
                                --------        --------                --------                --------                --------

  Bad Debts                        2,042           2,823                   3,385                   3,959                   4,739
  Other ops expense                  721             153                    (310)                    320                     383
  Profit sharing                       0             198                     384                     460                     551
  G&A                             15,834          11,084                  11,508                  13,755                  16,469
  Capacity cost                   17,724          23,374                  28,810                  33,988                  40,693
                                --------        --------                --------                --------                --------

EBITDA                            12,157          25,800                  36,265                  45,484                  55,653
                                --------        --------                --------                --------                --------

  Depreciation                     5,639           6,089                   7,637                   8,619                   9,933
  Amortization                     4,242           4,790                   4,948                   5,215                   5,755
                                --------        --------                --------                --------                --------

EBIT                               2,277          14,922                  23,680                  31,650                  39,965
                                --------        --------                --------                --------                --------
  Net interest (revenue) expense     550             841                     513                  (1,388)                 (3,540)

Income before min. int. & taxes    1,727          14,081                  23,167                  33,038                  43,505
                                --------        --------                --------                --------                --------

  Income tax expense                 933           5,570                   9,498                  13,545                  17,837
  Minority interest after tax          0               0                     635                     727                     930
                                --------        --------                --------                --------                --------

Net income                          $794          $8,511                 $13,034                 $18,766                 $24,738
                                ========        ========                ========                ========                ========
EPS                                $0.04           $0.45                   $0.68                   $0.98                   $1.29
                                ========        ========                ========                ========                ========

Weighted shares outstanding       18,777          18,899                  19,105                  19,188                  19,188

Margins:
--------------------------------------------------------------------------------------------------------------------------------
Contribution II (Gross)            46.1%           48.1%                   47.9%                   49.0%                   49.5%
EBITDA                             11.6%           19.6%                   21.7%                   22.8%                   23.3%
EBIT                                2.2%           11.3%                   14.2%                   15.8%                   16.7%
Net income                          0.8%            6.5%                    7.8%                    9.4%                   10.3%

Growth Rates:
--------------------------------------------------------------------------------------------------------------------------------
Revenue (Dialysis)                                 28.3%                   27.7%                   19.5%                   19.7%
Revenue (Laboratory)                                0.6%                   18.8%                   19.5%                   19.7%
Revenue (Total)                                    25.3%                   26.9%                   19.5%                   19.7%
EBITDA                                            112.2%                   40.6%                   25.4%                   22.4%
EBIT                                                 NM                    58.7%                   33.7%                   26.3%
Net income                                           NM                    53.2%                   44.0%                   31.8%
EPS                                                  NM                    51.5%                   43.3%                   31.8%
--------------------------------------------------------------------------------------------------------------------------------

                                  1998(E)                 1999(E)                 2000(E)
                                 --------                --------                --------
Revenue:
  Dialysis services              $264,383                $317,508                $378,601
  Laboratory services              23,266                  27,941                  33,317
                                 --------                --------                --------
                                  287,648                 345,448                 411,918
                                 --------                --------                --------
  Prime labor                      57,530                  69,090                  82,384
  Prime Supplies                   81,980                  98,453                 117,397
                                 --------                --------                --------
                                  139,509                 167,542                 199,780

  Direct Sales Commissions            144                     173                     206
                                 --------                --------                --------

Contribution I                    147,995                 177,733                 211,932
                                 --------                --------                --------
  Other variable costs              4,315                   5,182                   6,179
                                 --------                --------                --------

Contribution II                   143,680                 172,551                 205,753
                                 --------                --------                --------

  Bad Debts                         5,695                   6,840                   8,156
  Other ops expense                   460                     553                     659
  Profit sharing                      662                     795                     947
  G&A                              21,574                  25,909                  30,894
  Capacity cost                    48,900                  58,726                  70,026
                                 --------                --------                --------

EBITDA                             66,389                  79,729                  95,071
                                 --------                --------                --------

  Depreciation                     11,435                  13,146                  15,039
  Amortization                      6,435                   7,245                   8,126
                                 --------                --------                --------

EBIT                               48,519                  59,338                  71,906
                                 --------                --------                --------
  Net interest (revenue) expense   (5,728)                 (7,656)                (10,720)

Income before min. int. & taxes    54,247                  66,994                  82,626
                                 --------                --------                --------

  Income tax expense               22,241                  27,468                  33,877
  Minority interest after tax       1,196                   1,522                   1,889
                                 --------                --------                --------

Net income                        $30,810                 $38,004                 $46,861
                                 ========                ========                ========
EPS                                 $1.61                   $1.98                   $2.44
                                 ========                ========                ========

Weighted shares outstanding        19,188                  19,188                  19,188

Margins:
-----------------------------------------------------------------------------------------
Contribution II (Gross)             50.0%                   50.0%                   50.0%
EBITDA                              23.1%                   23.1%                   23.1%
EBIT                                16.9%                   17.2%                   17.5%
Net income                          10.7%                   11.0%                   11.4%

Growth Rates:
------------------------------------------------------------------------------------------
Revenue (Dialysis)                  20.2%                   20.1%                   19.2%
Revenue (Laboratory)                20.2%                   20.1%                   19.2%
Revenue (Total)                     20.2%                   20.1%                   19.2%
EBITDA                              19.3%                   20.1%                   19.2%
EBIT                                21.4%                   22.3%                   21.2%
Net income                          24.5%                   23.4%                   23.3%
EPS                                 24.5%                   23.4%                   23.3%
-----------------------------------------------------------------------------------------

(a) Excludes $7.8 million of extraordinary and non-recurring expenses. Assumes a 11% incremental tax rate on add-backs.

                                                                       PROJECT FOREST
                                                                PINE Projected Balance Sheets
                                                                   (dollars in thousands)

-----------------------------------------------------------------------------------------------------------------------------------

                                        1995(E)        1996(E)          1997(E)          1998(E)          1999(E)          2000(E)
                                      ---------       ---------        ---------        ---------        ---------        ---------
Assets:
Cash                                    $6,884         $23,676          $39,255          $57,852          $81,028         $112,490
Accounts receivable                     27,497          32,865           39,348           47,285           56,786           67,713
Inventories                              4,117           4,778            5,720            6,874            8,255            9,844
Other current assets                     5,438           5,438            5,438            5,438            5,438            5,438
                                      --------        --------         --------         --------         --------         --------

Total current assets                    43,935          66,757           89,762          117,449          151,507          195,485

Intangibles                             51,512          52,978           60,727           71,291           84,303           98,195
Other assets                             8,162           8,162            8,162            8,162            8,162            8,162
PP&E                                    48,279          46,534           45,798           44,879           43,710           41,921
                                      --------        --------         --------         --------         --------          -------
Total assets                          $151,888        $174,432         $204,450         $241,781         $287,682         $343,763
                                      ========        ========         ========         ========         ========         ========

Total Liabilities & Equity:
Short term debt                             87              87               87               87               87               87
Operating liabilities                   19,000          22,051           26,401           31,726           38,101           45,432
                                      --------        --------         --------         --------         --------         --------

Total current liabilities               19,087          22,138           26,488           31,813           38,188           45,519
                                      --------        --------         --------         --------         --------         --------
Long term debt                               0               0                0                0                0                0
Minority interest                          635           1,362            2,292            3,488            5,010            6,899
Deferred taxes                           4,389           4,389            4,389            4,389            4,389            4,389

Equity                                 127,777         146,543          171,281          202,091          240,095          286,955
                                      --------        --------         --------         --------         --------         --------

Total liabilities & equity            $151,888        $174,432         $204,450         $241,781         $287,682         $343,763
                                      --------        --------         --------         --------         --------         --------

Selected Financial Data:
----------------------------------------------------------------------------------------------------------------------------------
Current Ratio                             2.3x            3.0x             3.4x             3.7x             4.0x             4.3x
Working Capital                        $24,848         $44,619          $63,274          $85,636         $113,319         $149,965
Non-Cash Working Capital               $18,051         $21,030          $24,105          $27,871          $32,378          $37,562
Debt to Equity                            0.1%            0.1%             0.1%             0.0%             0.0%             0.0%
Debt to Total Capitalization              0.1%            0.1%             0.1%             0.0%             0.0%             0.0%
Tangible Book Value                    $76,265         $93,565         $110,554         $130,799         $155,792         $188,760
Accounts Receivable Days
  Sales Outstanding                       60.0            60.0             60.0             60.0             60.0             60.0
----------------------------------------------------------------------------------------------------------------------------------

                                                                          PROJECT FOREST
                                                                PINE Projected Cash Flow Statements
                                                                          (in thousands)

-----------------------------------------------------------------------------------------------------------------------------------

                                      1995(E)         1996(E)           1997(E)          1998(E)          1999(E)          2000(E)
                                    ---------        ---------         ---------        ---------        ---------        ---------
Beginning cash                          $644           $6,884           $23,676          $39,255          $57,852          $81,028

Net income                            13,034           18,766            24,738           30,810           38,004           46,861
Depreciation                           7,637            8,619             9,933           11,435           13,146           15,039
Amortization                           4,948            5,215             5,755            6,435            7,245            8,126
Minority interest                        635              727               930            1,196            1,522            1,889
                                    ---------        ---------         ---------        ---------        ---------        ---------

Operating cash flows                  26,254           33,326            41,356           49,876           59,918           71,914
                                    ---------        ---------         ---------        ---------        ---------        ---------

Change in A/R                         (5,186)          (5,368)           (6,483)          (7.936)          (9,501)         (10,927)
Change in inventory                     (735)            (661)             (943)          (1,154)          (1,381)          (1,588)
Change in operating
  liabilities                          4,249            3,051             4,350            5,325            6,375            7,331
Change in other assets                (5,000)               0                 0                0                0                0
                                    ---------        ---------         ---------        ---------        ---------        ---------

Net operating cash flows              19,583           30,348            38,280           46,111           55,410           66,730
                                    ---------        ---------         ---------        ---------        ---------        ---------

Baseline cap. ex.                     (3,000)          (3,000)           (3,000)          (3,000)          (3,000)          (3,000)
Same center equipment adds.                0           (1,958)           (2,639)          (3,063)          (3,667)          (4,406)
                                    ---------        ---------         ---------        ---------        ---------        ---------
Free cash flow                        16,583           25,389            32,641           40,048           48,743           59,324
                                    ---------        ---------         ---------        ---------        ---------        ---------

Acquisition intangibles               (9,000)          (6,681)          (13,504)         (16,999)         (20,256)         (22,019)
Acquisition tangibles                 (1,000)            (742)           (1,500)          (1,889)          (2,251)          (2,447)
Acquisition upgrades                       0             (644)           (1,302)          (1,640)          (1,954)          (2,124)
Development tangibles                      0             (530)             (755)            (924)          (1,107)          (1,273)
                                    ---------        ---------         ---------        ---------        ---------        ---------

Net change in cash                     6,583           16,793            15,579           18,597           23,176           31,463
                                    ---------        ---------         ---------        ---------        ---------        ---------
Borrowing (repayment)                   (343)               0                 0                0                0                0

Ending cash (loan)                    $6,884          $23,676           $39,255          $57,852          $81,028         $112,490
                                    =========        =========         =========        =========        =========        =========

                                                                 PROJECT FOREST
                                                        PINE Historical Income Statements
                                                    (in thousands, except per share amounts)

-----------------------------------------------------------------------------------------------------------------------------------

                                                         Fiscal Year Ended December 31,                   Six Months Ended June 30,
                                                       ------------------------------------------         -------------------------

                                                       1992              1993             1994             1994             1995
                                                       -------          --------         --------         --------         --------
Revenue:
  Dialysis services                                    $70,345           $93,866         $120,428          $56,309          $73,793
  Laboratory services                                   10,469            11,322           11,386            5,616            7,739
                                                        80,814           105,188          131,815           61,925           81,532
                                                       -------          --------         --------         --------         --------

Direct Operating expense:
  Dialysis services                                      45,170           70,503           85,862           41,289           54,437
  Laboratory services                                     8,823            6,552            5,579            2,901            2,802
                                                       --------         --------         --------         --------         --------
                                                         53,993           77,055           91,441           44,190           57,239
                                                       --------         --------         --------         --------         --------

Gross operating profit:
  Dialysis services                                      25,175           23,363           34,567           15,020           19,356
  Laboratory services                                     1,646            4,770            5,807            2,715            4,937
                                                       --------         --------         --------         --------         --------
                                                         26,821           28,133           40,374           17,735           24,293


Indirect operating expense:
  General, administrative, and operations support         8,185           13,011           11,361            5,629            5,534
  Employee severance                                        ---            1,723              ---              ---              ---
  Stock-based compensation                                  ---            4,224              ---              ---              ---
  Write-Off of organization and development cost            123              968              ---              ---              ---
  Provision to carry assets at estimated fair value         ---              800              ---              ---              ---
  Depreciation and amortization                           7,003            9,880           10,879            5,269            6,069
  Bad debt expense                                        1,151            2,042            2,823            1,202            1,542
  Equity in loss of investee                                ---              323              270              ---              ---
  Loss of unconsolidated subsidiary                         ---              ---              ---               95               62
  Loss on disposal of assets                                276              600              119              ---              ---
                                                       --------         --------         --------         --------         --------

  Income (loss) from operations                          10,082           (5,439)          14,922            5,540           11,086

Non-operating (income) expense:
  Interest income                                        (1,037)            (227)            (203)            (106)            (229)
  Interest expense                                        2,653              777            1,044              493              642
  Write-Off of costs of suspended financings                170              ---              ---              ---              ---
                                                        --------          -------          -------           ------          -------
   Income (loss) before income tax expense                8,296           (5,989)          14,081            5,153           10,673

Income tax expense (benefit)                              2,942           (2,230)           5,570            2,030            4,375


Minority interest in income of consolidated
subsidiary net of income tax expense of $167                                                                                    241
  Net income (loss)                                    $ 5,355           ($3,758)         $ 8,511          $ 3,123          $ 6,057
                                                       =======          =========        ========         ========         ========

Net income (loss) per common share and
  common share equivalent                                $0.38            ($0.20)           $0.45            $0.17            $0.32
                                                       =======          =========        ========         ========         ========

Weighted average common shares and common
  share equivalents outstanding                         14,472            18,777           18,899           18,869           19,022
                                                       =======          =========        ========         ========         ========

                                                          PROJECT FOREST

                                                  PINE Historical Balance Sheets
                                                          (in thousands)

----------------------------------------------------------------------------------------------------------------------------------

                                                             Fiscal Year Ended December 31,              Six Months Ended June 30,
                                                      ------------------------------------------         -------------------------

                                                      1992              1993             1994             1994             1995
                                                      -------          --------         --------         --------         --------
Assets:
Current assets:
  Cash and cash equivalents                           $15,672              $655             $644             $929              $92
  Accounts receivable, net                             19,351            20,677           22,252           19,301           20,488
  Estimated third-party settlements, net                1,274               530               40              306              431
  Inventory                                             2,613             2,683            3,382            3,304            3,922
  Income taxes receivable                                 ---             1,888              ---              ---              ---
  Prepaid expense                                         544             1,483              974            1,109            1,622
  Current deferred taxes, net                             738             2,957            3,079            1,957            3,729
  Other current assets                                  1,576             2,424            1,385            1,177              227
                                                      -------          --------         --------         --------         --------
    Total current assets                               41,717            32,296           31,776           28,083           30,506

Property, plant and equipment, net                     31,628            41,198           51,916           49,621           35,163
Intangible assets, net                                 47,615            30,524           47,460           48,297           56,448
Notes receivable                                          476               574            1,795              332            2,667
Other assets                                              360             1,348            1,368            1,789            5,703
                                                      -------          --------         --------         --------         --------

        Total assets                                 $121,797          $126,140         $134,314         $128,121         $150,487
                                                     ========          ========         ========         ========         ========

Liability & Shareholders' Equity:
Current Liabilities
  Bank notes payable                                      ---               ---              ---              ---              $75
  Current position of long-term debt and
    capital lease obligations                           2,413               442               87               25               92
  Accounts payable                                      5,430             3,221            6,541            7,280            8,722
  Accrued expenses                                      3,077             3,496            2,939            2,430            4,383
  Accrued wages and benefits                            1,866             2,580            3,751            3,011            3,842
  Notes payable                                         7,025               ---              ---              ---              ---
  Income taxes payable                                    984                              1,521            2,013              399
                                                     --------          --------         --------         --------         --------
     Total current liabilities                         20,795             9,738           14,839           14,760           18,313

Long-term debt and capital lease
  obligations, less current maturities                    458            10,704              342            4,058            5,394
Deferred taxes, net                                     1,732             1,180            4,301            1,180            4,974
Other liabilities                                          32                26               89               39
Minority interest in consolidated subsidiaries                                                                                 623
                                                       --------        ---------         -------           ------         --------
  Total long-term liabilities                           2,721            11,910            4,732            3,277           10,991

Redeemable common stock                                 1,513                71               47               47               24

Shareholders' equity
  Common stock; no par value                           94,540           100,898          108,841          101,268          102,229
  Additional paid in capital                                              4,224            4,224            4,224            4,224
  Retained earnings                                     3,897               139            8,650            3,262           14,706
  Less unearned stock grant compensation               (1,170)             (839)             (18)            (717)
                                                       -------          --------         --------         --------        --------
     Total shareholders' equity                        97,268           104,421          114,697          108,037          121,159

Total liabilities and shareholders' equity            $121,797         $126,140         $134,314         $128,121         $150,487
                                                      ========         ========         ========         ========         ========

                                                         PROJECT FOREST

                                             PINE Historical Statements of Cash Flows
                                                         (in thousands)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  Six Months Ended
                                                                         Fiscal Year Ended December 31,                June 30,
                                                                        ---------------------------------     ---------------------

                                                                       1992          1993         1994         1994         1995
                                                                       -------      --------     --------     --------     --------
Cash flows from operating activities:
  Net income (loss)                                                     $5,355       ($3,758)      $8,511       $3,123       $6,057
  Adjustments to reconcile net income (loss) to net cash                   ---           ---          ---          ---          ---
    provided by operating activities                                       ---           ---          ---          ---          ---
  Depreciation and amortization expense                                  7,003         9,830       10,879        5,269        6,069
  Amortization of unearned stock grant compensation                        351           330          273          122           18
  Write-Off of costs of suspended financings                               170           ---          ---          ---          ---
  Stock based compensation                                                 ---         4,224          ---          ---          ---
  Provision to carry equipment at estimated fair value                     ---           800          ---          ---          ---
  Loss on asset disposals                                                  276           600          119          ---          ---
  Equity in loss of investee                                               ---           323          270          ---          ---
  Write-Off of organization and development cost                           123           968          ---          ---          ---
  Deferred income taxes                                                    339        (1,771)       1,999          ---           23
Effects on cash of change in operating assets and liabilities, net of      ---           ---          ---          ---          ---
  effects from acquisitions                                                ---           ---          ---          ---          ---
  Accounts receivable and estimated third party settlements             (8,845)         (583)      (1,105)       1,600        1,392
  Inventory                                                               (784)          (70)         699         (621)        (540)
  Income taxes receivable                                                  ---        (1,888)       1,883          ---          ---
  Prepaid expenses and other current assets                                409        (1,786)       1,547        3,508          515
  Notes receivable and other assets                                       (665)       (1,609)         190            1       (5,207)
  Accounts payable                                                       1,242        (2,209)       3,321        4,059        2,181
  Accrued payroll, expenses and income taxes                            (3,769)       (1,391)       2,197        1,391          948
  Other, net                                                               (28)           (5)         ---          ---          ---
                                                                        -------       -------      ------       ------       ------
  Net cash provided by (used in) operating activities                    1,171         2,055       29,339       18,452       11,456
                                                                        ------        -------      ------       ------       ------


Cash flows from investing activities:
  Proceeds from sale of short-term investments                          90,123           ---          ---          ---          ---
  Purchase of short-term investments                                   (39,834)          ---          ---          ---          ---
  Purchases of property, plant and equipment                           (11,831)      (14,574)     (19,635)     (11,229)      (6,334)
  Acquisitions net of cash acquired                                    (30,775)       (1,850)         ---          ---      (10,837)
  Intangible assets acquired                                            (3,774)       (6,763)      (1,272)        (235)      (1,136)
  Net book value of assets sold                                            125           ---        2,854          ---            2
                                                                       -------      --------     --------     --------     --------
    Net cash provided by (used in) investing activities                  4,035       (23,187)     (18,053)     (11,464)     (18,305)
                                                                       -------      ---------    ---------    ---------    ---------


Cash flows from financing activities:
  Repayment of repurchase agreement                                    (90,123)          ---          ---          ---          ---
  Proceeds from repurchase agreement                                    39,834           ---          ---          ---          ---
  Proceeds from issuance of long-term debt                              34,025        16,675       34,883        4,000       44,100
  Principal payments on long-term debt and capital lease obligations   (39,772)        6,280      (45,599)     (11,062)     (38,168)
  Issuance of notes payable                                                ---           ---       (1,500)         ---          ---
  Repayment of notes payable                                              (143)       (7,025)         ---          ---          ---
  Net proceeds from issuance of common stock                            63,372           ---          192          ---          ---
  Proceeds from common stock options and warrants exercised                362         2,795          887          306          365
  Redemption of redeemable common stock                                   (196)          ---          ---         (159)         ---
  Redemption of common stock                                              (850)          ---         (159)         ---          ---
                                                                       -------      ---------    ---------    ---------    ---------
    Net cash provided by (used in) financing activities                  6,509         6,165      (11,297)      (6,715)       6,297
                                                                       -------      ---------    ---------    ---------    ---------


Net increase (decrease) in cash and cash equivalents                    11,721       (14,967)         (11)         273         (552)
Cash and cash equivalents at beginning of year                           3,900        13,622          655          655          644
                                                                       -------      ---------    ---------    ---------    ---------
Cash and cash equivalents at end of year                               $15,621          $655         $614         $928          $92
                                                                       ========     =========    =========    =========    =========

                                        PROJECT FOREST

                                 PINE Quarterly Historical & Projected Financial Statements
                                      (in thousands, except per share data)

                                               1993                                                1994
                               -----------------------------------------------  --------------------------------------------------
                                 Q1       Q2        Q3       Q4      Full Year     Q1        Q2          Q3      Q4     Full Year
                               -------  -------   -------  --------  ---------  -------   -------     -------  -------  ----------
Results (a) :
     Total Revenue             $25,475  $26,296   $23,229   $30,187   $105,188  $30,287   $31,638     $34,123  $35,767    $131,815
     Dialysis Services Revenue  22,825   23,491    20,361    27,189     93,866   27,437    28,872      31,250   32,870     120,428
     Laboratory Services Revenue 2,650    2,805     2,868     2,998     11,322    2,850     2,766       2,873    2,897      11,386
     EBITDA                      5,032    4,883    (2,470)    4,712     12,157    4,845     5,964       7,395    7,597      25,800
     EBIT                        2,818    2,587    (5,100)    1,970      2,277    2,251     3,288       4,665    4,717      14,922
     Net Income                  1,631    1,287    (3,173)    1,048        794    1,238     1,885       2,666    2,722       8,511
     EPS                          0.09     0.07     -0.17      0.06       0.04     0.07      0.10        0.14     0.14        0.45
     Shares Outstanding         18,725   18,676    18,832    18,805     18,777   18,858    18,886      18,907   18,903      18,899

Other Data:
------------------------------------------------------------------------------  --------------------------------------------------
     Treatments                122,319  130,099   142,550   150,527    545,495  151,098   159,416     165,649  170,789     646,952
     Dialysis Revenue per
       Treatment                  $187     $181      $143      $181       $172     $182      $181        $189     $192        $186

Margins:
------------------------------------------------------------------------------  --------------------------------------------------
     Gross Margin                 33.2 %   31.9 %    12.4 %    27.9 %     26.7%    28.3 %    28.9 %      32.1%    32.7 %      30.6 %
     EBITDA Margin                19.8     18.6     -10.6      15.6       11.6     16.0      18.8        21.7     21.2        19.6
     EBIT Margin                  11.1      9.8     -22.0       6.5        2.2      7.4      10.4        13.7     13.2        11.3
     Net Margin                    6.4      4.9     -13.7       3.5        0.8      4.1       6.0         7.8      7.6         6.5

Growth Rates:
------------------------------------------------------------------------------  ---------------------------------------------------
     Year over Year
     Revenue                       ---      ---       ---       ---        ---     18.9 %    20.3 %      46.9 %   18.5 %      25.3 %
     EBITDA                        ---      ---       ---       ---        ---     -3.7      22.1          NM     61.2       112.2
     EBIT                          ---      ---       ---       ---        ---    -20.1      27.1          NM    139.4          NM
     Net Income                    ---      ---       ---       ---        ---    -24.0      46.4          NM    159.7          NM
     EPS                           ---      ---       ---       ---        ---    -24.6      44.8          NM    158.4          NM

Current over Prior Quarter
     Revenue                       ---      3.2 %   -11.7 %    30.0 %      ---      0.3%      4.5 %       7.9 %    4.8 %       ---
     EBITDA                        ---     -3.0        NM        NM        ---      2.8      23.1        24.0      2.7         ---
     EBIT                          ---     -8.2        NM        NM        ---     14.3      46.1        41.9      1.1         ---
     Net Income                    ---    -21.1        NM        NM        ---     18.2      52.2        41.4      2.1         ---
     EPS                           ---    -20.9        NM        NM        ---     17.8      52.0        41.3      2.1         ---
                                                         1995
                                     ------------------------------------------------------
                                      Q1        Q2        Q3E(b)     Q4E(b)   Full Year E(b)
                                     ------------------------------------------------------
 Results (a) :
      Total Revenue                  $38,614   $42,918    $42,871    $42,925     $167,328
      Dialysis Services Revenue       35,079    38,714     39,404     39,453      152,650
      Laboratory Services Revenue      3,535     4,204      3,467      3,472       14,678
      EBITDA                           7,936     8,811      9,156      9,337       35,241
      EBIT                             5,074     5,604      5,906      6,077       22,662
      Net Income                       2,873     3,184      3,425      3,586       13,068
      EPS                               0.15      0.17       0.18       0.19         0.68
      Shares Outstanding              19,016    19,028     19,155     19,155       19,088

 Other Data:
-----------------------------------------------------------------------------------------
      Treatments                     184,516   209,670         NA         NA      805,431
      Dialysis Revenue per
         Treatment                      $190      $185         NA         NA         $190

 Margins:
-----------------------------------------------------------------------------------------
      Gross Margin                      29.7 %    29.9       50.4 %     50.4 %       12.9 %
      EBITDA Margin                     20.6      20.5       21.4       21.8         21.1
      EBIT Margin                       13.1      13.1       13.8       14.2         13.5
      Net Margin                         7.4       7.4        8.0        8.4          7.8

 Growth Rates:
-----------------------------------------------------------------------------------------
      Year over Year
      Revenue                           27.5 %    35.7 %     25.6 %     20.0 %       26.9 %
      EBITDA                            63.8      47.7       26.1       22.9         36.6
      EBIT                             125.4      70.4       20.7       28.8         51.9
      Net Income                       132.0      68.9       23.8       31.7         53.5
      EPS                              130.1      67.7       26.6       31.9         52.0

 Current over Prior Quarter
      Revenue                            8.0 %    11.1       -0.1 %      0.1%         ---
      EBITDA                             4.5      11.0        3.9        2.0          ---
      EBIT                               7.6      10.4        5.4        2.9          ---
      Net Income                         5.5      10.8        7.6        4.7          ---
      EPS                                4.9      10.8        7.6        5.6          ---
-----------------------------------------------------------------------------------------
(a) Financial Information does not include non-recurring items and subtracts pre-tax minority interest expense from EBIT and EBITDA.
(b) Source: Company estimates.



                                                                            PROJECT FOREST
                                                                       Summary Market Statistics



------------------------------------------------------------------------------------------------------------------------------------


                                            Enterprise Value Multiple of
                                               Latest Twelve Months                      Market Value Multiple of      1996 P/E as
                                        ------------------------------------    ---------------------------------------
                                                     Cash         Operating     Book       LTM        Cal '95   Cal '96   a % of
Company                                 Revenues     Flow (a)     Income (a)    Value      EPS         EPS        EPS   Growth Rate
-------                                 --------     --------     ----------    -----      ---        -------   ------- -----------
American Medical Response, Inc.          1.4 x        10.4 x       14.8 x       2.4 x      25.2 x     22.1 x     17.8 x    79.3 %

HEALTHSOUTH Corporation                  2.1 x         9.7 x       14.8 x       3.8 x      26.4 x     21.1 x     16.9 x    75.7 %

Lincare Holdings Inc.                    3.7 x         8.9 x       11.7 x       4.4 x      18.1 x     16.5 x     13.7 x    66.1 %

Renal Treatment Centers, Inc.            3.0 x        13.2 x       19.9 x       3.8 x      28.9 x     25.3 x     19.9 x    74.6 %

Surgical Care Affiliates, Inc.           3.7 x        10.5 x       13.2 x       4.1 x      21.6 x     19.6 x     16.6 x    98.4 %

Vivra Incorporated                       2.3 x        10.9 x       13.2 x       2.8 x      21.3 x     19.4 x     16.7 x    93.1 %





---------------------------------------------------------------------------------------------------------------------------------


Mean:                                    2.7 x        10.6 x       14.6 x       3.6 x      23.6 x     20.7 x     16.9 x    81.2 %

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

PINE at market price                     2.5 x        11.8 x       18.7 x       3.0 x      32.0 x     28.2 x     21.8 x    91.6 %

---------------------------------------------------------------------------------------------------------------------------------

PINE at offer price                      2.6 x        12.3 x       19.4 x       3.2 x      33.3 x     29.4 x     22.7 x    95.5 %

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
*estimate extrapolated from the 3-5 year growth rate.

(a) After minority interest.



                                                               PROJECT FOREST

                                                          Summary Market Statistics
                                              (dollars in millions, except for per share data)
===============================================================================================================================

                                                                       Market Statistics
                                           -----------------------------------------------------------------------------------


                                                                   52-Week                 Current
                                             Stock Price     ---------------------       Price as a %   Market      Enterprise
Company                                         09/08/95       High        Low           of High         Value        Value
------------------------------------           ---------     --------    ---------      -----------    --------     ----------
American Medical Response, Inc.                  $29.13        $29.38      $22.50          99.1%        $578.9       $547.1
HEALTHSOUTH Corporation                          $22.63        $24.50      $16.13          92.3%      $1,974.3     $3,255.7
Lincare Holdings Inc.                            $29.00        $35.25      $23.00          82.3%        $841.2       $875.7
Renal Treatment Centers, Inc.                    $31.88        $32.75      $16.75          97.3%        $357.3       $390.8
Surgical Care Affiliates, Inc.                   $23.13        $24.75      $17.00          93.4%        $909.0       $946.3
Vivra Incorporated                               $33.38        $35.88      $25.50          93.0%        $845.6       $753.8

-------------------------------------------------------------------------------------------------------------------------------
Mean:                                                                                      91.9%
-------------------------------------------------------------------------------------------------------------------------------
PINE at market price                             $19.19        $20.00       $9.25          95.9%        $367.9       $374.2
-------------------------------------------------------------------------------------------------------------------------------
PINE at offer price                              $20.00        $20.00       $9.25         100.0%        $383.8       $390.0
-------------------------------------------------------------------------------------------------------------------------------



====================================================================================================================================

                                                                          Valuation Benchmarks
                                           -----------------------------------------------------------------------------------------

                                                    Enterprise
                                               Value as a Multiple of              Market Value Multiple of              1996 P/E as
                                           -----------------------------   -------------------------------------------     a % of
Company                                     Revenue      Cash Flow(a)      Trailing EPS    Cal'95 EPS      Cal'96 EPS    Growth Rate
------------------------------------       --------      ---------------   -------------   ----------      ----------    -----------
American Medical Response, Inc.              1.4 x          10.4 x         25.2 x          22.1 x         17.8 x           79.3%
HEALTHSOUTH Corporation                      2.1 x           9.7 x         26.4 x          21.1 x         16.9 x           75.7%
Lincare Holdings Inc.                        3.7 x           8.9 x         18.1 x          16.5 x         13.7 x           86.1%
Renal Treatment Centers, Inc.                3.0 x          13.2 x         28.9 x          25.3 x         19.9 x           74.6%
Surgical Care Affiliates, Inc.               3.7 x          10.5 x         21.6 x          19.6 x         16.6 x           98.4%
Vivra Incorporated                           2.3 x          10.9 x         21.3 x          19.4 x         16.7 x           93.1%

---------------------------------------------------------------------------------------------------------------------------------
Mean:                                        2.7 x          10.6 x         25.6 x          28.7 x         16.9 x           81.2%
---------------------------------------------------------------------------------------------------------------------------------
PINE at market price                         2.5 x          11.8 x         32.0 x          28.2 x         21.8 x           91.6%
---------------------------------------------------------------------------------------------------------------------------------
PINE at offer price                          2.6 x          12.3 x         33.3 x          29.4 x         22.7 x           95.5%
---------------------------------------------------------------------------------------------------------------------------------



                                                                     Growth Rates                               Margins (LTM)
                                          -------------------------------------------------------------------   ------------
                                          Historical (Most Recent Stub)             Projected
                                          -----------------------------     ---------------------------------      Cash
Company                                        Revenue         EPS          Fwd. Cal' Year(b)      3-5 Year       Flow (a)
--------------------------------          ---------------    ----------     --------------------  -----------   ----------
American Medical Response, Inc.                  53.4%          20.5%          24.2%              22.4%        13.6%
HEALTHSOUTH Corporation                          22.7%          29.3%          25.2%              22.3%        22.2%
Lincare Holdings Inc.                            37.9%          42.7%          20.5%              20.7%        41.7%
Renal Treatment Centers, Inc.                    71.9%          83.2%          27.0%              26.7%        22.3%
Surgical Care Affiliates, Inc.                   18.2%          47.8%          17.8%              16.9%        35.0%
Vivra Incorporated                               31.4%          17.1%          16.2%              17.9%        21.1%
                                                 -----          -----          -----              -----        -----
Mean:                                            30.2%          40.1%          21.8%              21.2%        26.0%
-----                                            -----          -----          -----              -----        -----
----------------------------------------------------------------------------------------------------------------------------
PINE at market price                             31.7%          88.2%          29.4%              23.8%        21.0%
----------------------------------------------------------------------------------------------------------------------------
PINE at offer price                              31.7%          88.2%          29.4%              23.8%        21.0%
----------------------------------------------------------------------------------------------------------------------------


                                              Margins (LTM)                     Returns                   Debt Divided by
                                          ---------------------       --------------------------  --------------------------------

                                             Operating     Net        Return on      Return on        Book     Capitali-     Cash
Company                                    Income (a)   Income         Assets          Equity        Value     zation       Flow
--------------------------------           -----------  -------       ---------       ----------  ---------   ----------   -------
American Medical Response, Inc.            9.5%         4.6%           5.7%           7.3%             6.0%        5.6%       26.7%
HEALTHSOUTH Corporation                   14.3%         4.9%           3.6%          14.2%           262.0%       72.4%      403.9%
Lincare Holdings Inc.                     31.6%        19.2%          18.4%          23.8%            18.5%       13.6%       35.8%
Renal Treatment Centers, Inc.             14.8%         8.6%           8.1%          12.0%            37.1%       27.1%      119.5%
Surgical Care Affiliates, Inc.            28.0%        16.3%          11.3%          19.0%            33.1%       24.8%       80.8%
Vivra Incorporated                        17.3%        10.3%           9.4%          11.2%             1.1%        1.1%        3.0%
                                          -----        -----           ----          -----            -----       -----      ------
Mean:                                     19.3%        10.7%           9.4%          14.6%            39.6%       24.4%      112.0%
-----                                     -----        -----           ----          -----            -----       -----      ------
-----------------------------------------------------------------------------------------------------------------------------------
PINE at market price                      13.2%         7.6%           7.6%           9.4%             5.3%        5.0%       20.0%
-----------------------------------------------------------------------------------------------------------------------------------
PINE at offer price                       13.2%         7.6%           7.6%           9.4%             5.3%        5.0%       20.0%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

(a) After minority interest.

(b) Forward calendar growth rate represents growth from Cal'95 to Cal'96 EPS.

       Caption>
                                                       PROJECT FOREST
                       Recent Mergers and Acquisitions of Alternate Site Companies, 1/1/90 to Present
                                              (purchase price in thousands)
                                                                                                   Aggregate Purchase Price
                                                                Equity           Aggregate         as a Multiple of Trailing:
                                                                                                 ------------------------------
  Date       Target Company                                     Purchase          Purchase                   Cash       Oper.
  Ann.       Acquiror                                           Price             Price [a]      Revenue     Flow       Income
-------    -----------------------------------------------   ------------      -------------     --------   -------    ---------
 Apr-95      Rehability Corporation                             $93,508            $126,653        0.7 x      11.8 x    20.3 x
                Living Centers of America, Inc.
 Apr-95      The Hillhaven Corporation                       $1,065,994          $1,645,413        1.1 x      10.0 x    15.1 x
                Vencor, Inc.
 Mar-95      Abbey Healthcare Group Incorporated[1]            $405,922            $691,449        1.6 x       8.7 x    15.6 x
                Homedco Group, Inc.
 Jan-95      Surgical Health Corporation[2]                    $151,105            $237,939        2.2 x      11.6 x    27.2 x
                HEALTHSOUTH Corporation
 Sep-94      ReLife, Inc.                                      $181,336            $200,631        1.8 x      10.0 x    12.5 x
                HEALTHSOUTH Rehabilitation Corp.
 Mar-94      Home Nutritional Services, Inc. [3]                $93,355            $109,240        0.8 x      18.9 x    49.3 x
                W.R. Grace & Co.
 Oct-93      RehabClinics, Inc.[4]                             $195,362            $244,458        3.6 x      22.6 x    33.7 x
                NovaCare, Inc.
 Sep-93      Total Pharmaceutical Care, Inc.                   $199,751            $185,962        2.3 x      11.2 x    14.2 x
                Abbey Healthcare Group Incorporated
 May-93      Lifetime Corporation[5]                           $368,425            $511,305        0.6 x       8.3 x    11.4 x
                The Olsten Corporation
 Apr-93      Home Intensive Care, Inc.[6]                      $105,982            $105,852        1.1 x      14.7 x    25.0 x
                W.R. Grace & Co.
 Jun-92      Critical Care America, Inc.                       $871,755            $798,786        3.0 x      14.5 x    16.4 x
                Medical Care America, Inc.
 Nov-91      Orthopaedic Services, Inc.[7]                     $252,212            $251,130        3.8 x      30.0 x    36.6 x
                NovaCare, Inc.
 Dec-90      Care Plus, Inc.                                   $137,083            $137,699        2.8 x      17.2 x    20.6 x
                New England Critical Care, Inc.
                                                 --------------------------------------------------------------------------------
                                                 MEAN:         $317,061           $403,578        2.0 x      14.6 x    22.9 x
                                                 MEDIAN:       $195,362           $237,939        1.8 x      11.8 x    20.3 x
                                                 --------------------------------------------------------------------------------
                                                 LOW:           $93,355           $105,852        0.6 x       8.3 x    11.4 x
                                                 HIGH:       $1,065,994         $1,645,413        3.8 x      30.0 x    49.3 x
                                                 --------------------------------------------------------------------------------
                                                       PROJECT FOREST
                       Recent Mergers and Acquisitions of Alternate Site Companies, 1/1/90 to Present
                                              (purchase price in thousands)

     Equity Purchase Price
       as a Multiple of:                       Premium to Market
  ---------------------------------------    ---------------------
   Trailing       Forward       Latest         Day         Month
   Net Inc.       Net Inc.      Bk. Value      Prior       Prior       Target Business Description
  -----------   ------------  -----------    --------    ---------    ----------------------------------
     34.5 x         17.2 x       10.6 x       12.2%        15.0%      Provides comprehensive outpatient
                                                                      rehabilitation services.
     18.0 x         20.9 x        2.8 x       41.0%        54.5%      Provides long-term care, sub-acute
                                                                      and rehabilitation services.
     43.9 x         16.0 x        2.5 x       23.7%        28.2%      Provides home health care services
                                                                      and products.
       NM             NA          4.4 x         NA           NA       Operates outpatient surgery
                                                                      centers.
      21.3 x        15.5 x        2.8 x       32.2%        65.5%      Provides rehabilitation services in a
                                                                      system with 46 facilities in 12 states.
       NM           31.4 x        1.6 x       79.2%        57.0%      Provides home infusion therapy
                                                                      services.
      53.5 x        30.3 x        2.8 x        8.6%        15.8%      Provides therapy services at 180
                                                                      outpatient clinics in 22 states.
      24.1 x        17.1 x        2.3 x       73.6%        76.9%      Provides home infusion therapy
                                                                      services in 12 states.
      27.4 x        20.2 x        2.6 x      109.2%       150.0%      Delivery of home health care and
                                                                      supplemental health care staffing.
      51.6 x        18.9 x        4.2 x       53.1%        73.2%      Home infusion therapy and kidney
                                                                      dialysis services.
      28.3 x        21.9 x        3.9 x        0.9%        -5.4%      Provides home infusion therapy
                                                                      services.
      61.5 x        34.5 x        4.2 x       10.6%         7.8%      Provides orthotic and prosthetic
                                                                      rehabilitation services.
      37.3 x        20.0 x        4.9 x       31.1%        69.7%      Home infusion therapy services.

-----------------------------------------------------------------
MEAN:   36.5 x      22.0 x        3.8 x       39.6%        50.7%
MEDIAN: 34.5 x      20.1 x        2.8 x       31.6%        55.7%
-----------------------------------------------------------------
LOW:    18.0 x      15.5 x        1.6 x        0.9%        -5.4%
HIGH:   61.5 x      34.5 x       10.6 x      109.2%       150.0%
-----------------------------------------------------------------

------------------------------------------------------------------
[a] Defined as Equity Purchase Price plus debt less cash and equivalents.

                                                          PROJECT FOREST
                                                          --------------

                          Recent Mergers and Acquisitions of Alternate Site Companies, 1/1/90 to Present
                          ------------------------------------------------------------------------------
                                                      (dollars in thousands)
                                                       --------------------

                                                         Equity                                 Aggregate
Date     Target Company                                 Purchase        Total                   Purchase                  Cash
Ann.        Acquiror                                    Price           Debt        Cash         Price(a)   Revenues      Flow
----     ----------------------------------------       --------        -----       ----         ------     --------      ----
Apr-95   Rehability Corporation                          $93,508       $36,808     $3,663      $126,653     $169,524    $10,709
                 Living Centers of America, Inc.
Apr-95   The Hillhaven Corporation                    $1,065,994      $628,384    $48,965    $1,645,413    $1,449,403   $164,896
                 Vencor, Inc.
Mar-95   Abbey Healthcare Group Incorporated[1]         $405,922      $286,829     $1,302      $691,449     $443,838    $79,232
                 Homedco Group, Inc.
Jan-95   Surgical Health Corporation[2]                 $151,105       $89,620     $2,786      $237,939     $108,258    $20,483
                 HEALTHSOUTH Corporation
Sep-94   ReLife, Inc.                                   $181,336       $30,156    $10,861      $200,631     $114,541    $20,072
                 HEALTHSOUTH Rehabilitation Corp.
Mar-94   Home Nutritional Services, Inc.[3]              $93,355       $21,233     $5,348      $109,240     $132,030     $5,788
                 W.R. Grace & Co.
Oct-93   RehabClinics, Inc.[4]                          $195,362       $56,120     $7,024      $244,458      $67,339    $10,803
                 NovaCare, Inc.
Sep-93   Total Pharmaceutical Care, Inc.                $199,751            $0    $13,789      $185,962      $79,703    $16,665
                 Abbey Healthcare Group Incorporated
May-93   Lifetime Corporation[5]                        $368,425      $160,759    $17,879      $511,305     $903,511    $61,837
                 The Olsten Corporation
Apr-93   Home Intensive Care, Inc.[6]                   $105,982        $7,280     $7,410      $105,852      $94,210     $7,205
                 W.R. Grace & Co.
Jun-92   Critical Care America, Inc.                    $871,755        $4,337    $77,306      $798,786     $264,081    $55,232
                 Medical Care America, Inc.
Nov-91   Orthopaedic Services, Inc.[7]                  $252,212       $10,746    $11,828      $251,130      $65,767     $8,365
                 NovaCare, Inc.

Dec-90   Care Plus, Inc.                                $137,083        $1,461       $845      $137,699      $49,056     $7,988
                 New England Critical Care, Inc.

                                            MEAN:       $317,061      $111,144    $16,077      $403,578     $303,174    $36,098
                                          MEDIAN:       $195,362       $33,482     $7,410      $237,939     $114,541    $16,665
                                          ----------------------------------------------------------------------------------------
                                            LOW:         $93,355        $1,461       $845      $105,852      $49,056     $5,788
                                           HIGH:      $1,065,994      $628,384    $77,306    $1,645,413   $1,449,403   $164,896


                                                             Trailing
                                                       ----------------------
Date     Target Company                                    Oper.         Net       Forward      Book
Ann.        Acquiror                                      Income       Income      Income       Value
----     ----------------------------------------         ------       ------      ------       -----
Apr-95   Rehability Corporation                           $6,242       $2,714      $5,448       $8,837
                 Living Centers of America, Inc.
Apr-95   The Hillhaven Corporation                      $108,879      $59,350     $50,903     $375,592
                 Vencor, Inc.
Mar-95   Abbey Healthcare Group Incorporated[1]          $44,358       $9,249     $25,335     $164,721
                 Homedco Group, Inc.
Jan-95   Surgical Health Corporation[2]                  $18,755         $779          NA      $34,183
                 HEALTHSOUTH Corporation
Sep-94   ReLife, Inc.                                    $16,091       $8,527     $11,693      $64,355
                 HEALTHSOUTH Rehabilitation Corp.
Mar-94   Home Nutritional Services, Inc.[3]               $2,215        ($340)     $2,973      $58,144
                 W.R. Grace & Co.
Oct-93   RehabClinics, Inc.[4]                            $7,260       $3,651      $6,457      $68,787
                 NovaCare, Inc.
Sep-93   Total Pharmaceutical Care, Inc.                 $13,089       $8,274     $11,681      $87,521
                 Abbey Healthcare Group Incorporated
May-93   Lifetime Corporation[5]                         $44,957      $13,455     $18,205      141,410
                 The Olsten Corporation
Apr-93   Home Intensive Care, Inc.[6]                     $4,242       $2,053      $5,620      $25,138
                 W.R. Grace & Co.
Jun-92   Critical Care America, Inc.                     $48,649      $30,836     $39,716     $221,711
                 Medical Care America, Inc.
Nov-91   Orthopaedic Services, Inc.[7]                    $6,865       $4,100      $7,313      $59,726
                 NovaCare, Inc.
Dec-90   Care Plus, Inc.                                  $6,673       $3,676      $6,862      $27,732
                 New England Critical Care, Inc.

                                            MEAN:        $24,483      $11,256     $16,017     $102,912
                                          MEDIAN:         $8,755       $4,100      $9,497      $64,355
                                          -------------------------------------------------------------
                                            LOW:          $2,215        ($340)     $2,973       $8,837
                                           HIGH:        $108,879      $59,350     $50,903     $375,592

--------------------------------
   (a) Defined as Equity Purchase Price plus debt less cash and equivalents.

                                PROJECT FOREST

 Recent Mergers and Acquisitions of Alternate Site Companies, 1/1/90 to Present

                             Footnotes

1 One day prior price based on 1/30/95 closing stock price. LTM source: Abbey
  S-4 registration statement of 3/27/95.
2 EBIT and EBITDA are after minority interests. All numbers exclude merger costs and net income is fully taxed at 40%.
3 Healthdyne announced on 01/06/94 that it plans to start a partial exchange offer for 2.15 million shares of the outstanding common stock of Home Nutritional Services.
4 Assumes 500,000 warrants to buy RehabClinics at an exercise price of $17.10.
5 Lifetime originally approached by Abbey Healthcare Group 03/23/93 and it closed at  $17.63 1 day prior to this initial proposal.
6 W.R. Grace & Co. made original offer on 01/14/93.
7 Orthopaedic Services income data extrapolated from nine months ended 09/91.


                                                PROJECT FOREST
                                                --------------

                               Premiums Paid in Recent Squeeze-Out Transactions (a)
                               ------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       Percentage Shares
                                                                                                --------------------------
   Date                                                                                         Ownership
Announced                   Target                                       Acquiror                At Ann.        Acquired
---------   ----------------------------------------     --------------------------------       --------        -------
01/24/90    Copperweld Corp(Imetal SA)                   Imetal SA                                 55.6%         44.4%
03/02/90    Shearson Lehman Brothers Hldgs               American Express Co.                      68.4          39.0
05/17/90    DST Systems Inc.                             Kansas City Southern Inds. Inc.           87.1          11.5
07/06/90    Mack Trucks Inc.                             Renault Vehicules Industriels             60.4          40.0
07/12/90    TVX Broadcast Group Inc.                     Paramount Communications                  79.0          21.0
07/31/90    Freeport-McMoRan Oil and Gas                 Freeport McMoRan Inc.                     81.5          18.5
08/16/90    Academy Insurance Group Inc.                 Academy Mergerco Inc.                     50.0          50.0
10/23/90    ERC Environmental and Energy                 Ogden Corp.                               61.2          38.8
01/03/91    Ocean Drilling & Exploration                 Murphy Oil Corp.                          61.1          39.0
02/06/91    Hamilton Oil Corp.                           BHP Hldgs(USA)Inc(Broken Hill)            51.7          48.3
03/01/91    Metcalf & Eddy Cos. Inc.                     Air & Water Technologies Corp.            82.0          18.0
05/01/91    United Artists Entertainment                 Tele-Communications Inc.                  53.2          46.0
06/13/91    Weigh-Tronix(Staveley Indus)                 Staveley Industries PLC                   55.8          44.3
09/18/91    Arkla Exploration Co.                        Arkla Inc.                                82.0          18.0
10/16/91    American Television & Commun                 Time Warner                               81.9          18.0
02/06/92    Spelling Entertainment Inc.                  Charter Co.(American Financial)           82.3          18.0
03/02/92    Grace Energy Corp.                           WR Grace & Co.                            83.4          16.6
08/17/92    PHLCORP Inc.                                 Leucadia National Corp.                   63.1          36.9
04/26/93    Southeastern Public Service Co.              DWG Corp(Triarc Companies Inc.)           71.0          29.0
06/17/93    Hadson Energy Resources Corp.                Apache Corp.                              61.8          33.5
10/13/93    Medical Marketing Group Inc.                 Medco Containment Services Inc.           51.5          45.8
02/17/94    Scripps Howard Broadcasting Co.              EW Scripps(Edward Scripps Tr)             86.0          14.0
06/06/94    Ogden Projects Inc.(Ogden Corp.)             Ogden Corp.                               84.2          15.8
07/28/94    Chemical Waste Management Inc.               WMX Technologies Inc.                     78.5          21.4
08/24/94    Castle & Cooke Homes Inc.                    Dole Food Co. Inc.                        81.7          17.0
09/08/94    Contel Cellular Inc(Contel)                  GTE Corp                                  90.0          10.0
12/28/94    Fleet Mortgage Group Inc.                    Fleet Financial Group Inc.                81.0          19.0
04/05/95    Club Med Inc.                                Club Mediterranee SA                      67.0          32.5
05/19/95    Bic Corp (BIC SA)                            BIC SA                                    78.0       Pending
07/06/95    Grand Gaming Corp.                           Grand Casinos                             77.8       Pending
08/25/95    GEICO Corp. (Berkshire Hathaway)             Berkshire Hathaway Inc.                   51.0       Pending



                                                         Percentage Shares                                Premium Paid
                                                         -----------------   Purchase      Deal       --------------------
   Date                                                          Post-Deal   Price per     Value      One Day    One Month
Announced                   Target                       Sought  Ownership     Share      ($ mil.)     Prior       Prior
---------   ----------------------------------------     ------  ---------   ---------    -------     -------    ---------
01/24/90    Copperweld Corp(Imetal SA)                   44.4%    100.0%      $17.00       $78.0       47.8 %      33.3 %
03/02/90    Shearson Lehman Brothers Hldgs               31.6     100.0        12.90       360.0       (0.8)        7.5
05/17/90    DST Systems Inc.                             12.9      98.6        15.9         39.1       24.3        51.0
07/06/90    Mack Trucks Inc.                             39.6     100.0         6.25       103.7       19.0        22.0
07/12/90    TVX Broadcast Group Inc.                     21.0     100.0         9.50        61.4       26.7        85.4
07/31/90    Freeport-McMoRan Oil and Gas                 18.5     100.0        10.88        46.2       36.0        47.5
08/16/90    Academy Insurance Group Inc.                 50.0     100.0         1.33        46.8       21.1        21.1
10/23/90    ERC Environmental and Energy                 38.8     100.0        15.13        33.6       37.5        44.1
01/03/91    Ocean Drilling & Exploration                 38.9     100.0        19.39       391.8       14.0         9.2
02/06/91    Hamilton Oil Corp.                           48.3     100.0        40.00       524.3       18.5        31.1
03/01/91    Metcalf & Eddy Cos. Inc.                     18.0     100.0        19.25        51.0       22.2        24.2
05/01/91    United Artists Entertainment                 44.8      97.9        16.19     1,189.0       19.9        25.7
06/13/91    Weigh-Tronix(Staveley Indus)                 44.2      97.8        22.00        25.3       41.9        44.3
09/18/91    Arkla Exploration Co.                        18.0     100.0        15.44        92.6       22.3        31.4
10/16/91    American Television & Commun                 18.1     100.0        82.50     1,699.5       66.7        88.6
02/06/92    Spelling Entertainment Inc.                  17.7     100.0         7.25        43.0       52.6        45.0
03/02/92    Grace Energy Corp.                           16.6     100.0        19.00        77.3       24.6         7.8
08/17/92    PHLCORP Inc.                                 36.9     100.0        25.78       139.9       12.1        28.9
04/26/93    Southeastern Public Service Co.              29.0     100.0        25.60        86.1       65.2        61.3
06/17/93    Hadson Energy Resources Corp.                38.2     100.0        15.00        39.3       26.3        25.0
10/13/93    Medical Marketing Group Inc.                 48.5     100.0        27.75       122.5       (9.8)b     (16.5)(b)
02/17/94    Scripps Howard Broadcasting Co.              14.0     100.0        82.80       115.9        5.5        10.4
06/06/94    Ogden Projects Inc.(Ogden Corp.)             15.8     100.0        18.38       110.3        5.8        20.5
07/28/94    Chemical Waste Management Inc.               21.5     100.0         8.85       397.4       10.6         1.1
08/28/94    Castle & Cooke Homes Inc.                    18.3     100.0        15.75        81.5       35.5        55.6
09/08/94    Contel Cellular Inc(Contel)                  10.0     100.0        25.50       254.3       43.7        36.0
12/28/94    Fleet Mortgage Group Inc.                    19.0     100.0        20.00       188.1       19.4        18.5
04/05/95    Club Med Inc.                                33.0      99.5        32.00       153.4       41.4        44.6
05/19/95    Bic Corp (BIC SA)                            22.0     100.0        40.50       212.6       13.3        28.6
07/06/95    Grand Gaming Corp.                           22.2     100.0         5.06        36.5       34.9        55.7
08/25/95    GEICO Corp. (Berkshire Hathaway)             49.0     100.0        70.00     2,322.8       25.6        25.3


                                                                             Number of Deals         31
                                                                             --------------------------
                                                                             Mean                    26.6 %          32.7 %
                                                                             ----------------------------------------------
                                                                             Median                  24.3            28.9
                                                                             ----------------------------------------------
                                                                             High                    66.7            88.6
                                                                             ----------------------------------------------

                                                                             Low                     (9.8)           (16.5)
                                                                             ----------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
   (a) Source:  Securities Data Corporation.  Includes squeeze-out transactions greater than $25 million since 1990 in which acquiror owned between 50-90% of target prior to transaction and sought a post-deal ownership of at least 97%.
   (b) Based on one day and one month prior prices from date of announcement of Merck/Medco merger.

                                    PROJECT FOREST

                               PINE Ownership Profile



                                            Percent of                                                           Percent of
Institutional Holdings (a)   Shares Held    Outstanding      Inside Holdings (b)           Shares Held (c)      Outstanding
--------------------------   -----------    -----------      -------------------           ---------------      -----------

Putnam Investment Mgmt          873,415        4.6%       J. Kenneth Jacobs (Director)          76,100               0.4%
Wasatch Advisors Inc            695,281        3.7%       Lawrence J. Centella (CEO)             5,666               0.0%
Nicholas-Applegate Cap.         326,300        1.7%       Mats Wahlstrom (Chairman)              2,500               0.0%
Wells Fargo Inst. Tr Na         169,981        0.9%       Herbert S. Lawson (Director)           1,500               0.0%
College Retire Equities         168,900        0.9%       Ralph Z. Levy, Jr. (E-VP)              1,066               0.0%
Pilgrim Baxter & Assocs         148,700        0.8%       M. Stephen Harrison (E-VP)             1,066               0.0%
RCM Capital Management           85,000        0.4%       Lowell F. Martin (VP Managed Care)       881               0.0%
Lutheran Brotherhood             76,200        0.4%       Bradley S. Wear (CFO)                    416               0.0%
Bankers Trust N Y Corp           73,100        0.4%       Others                                10,000               0.1%
Mellon Bank Corporation          63,900        0.3%                                        -----------          ---------
Mackenzie Financial Corp         60,000        0.3%       Total                                 99,195               0.5%
Conseco Inc                      58,000        0.3%
Travelers Inc                    57,004        0.3%                                                              Percent of
Southern Fiduciary Group         51,800        0.3%       5% Holders (b)                   Shares Held          Outstanding
Rosenberg Inst. Eq. Mgmt         40,300        0.2%       --------------                   -----------          -----------
First Union Corporation          40,000        0.2%       COBE Laboratories, Inc.           10,036,221             53.0%
Calif Public Emp. Ret.           31,600        0.2%
Northern Trust Corp              29,700        0.2%
 Others                         287,888        1.5%       Institutional Holdings             3,337,069             17.6%
                              ---------     -------       Inside Holdings                       99,195              0.5%
Total                         3,337,069       17.6%       5% Holders                        10,036,221             53.0%
                                                          Other Public Shares                5,448,686             28.8%
                                                                                           -----------          ---------
                                                          Total Shares Outstanding (d)      18,921,171            100.0%

(a) Source: Spectrum Institutional Filings as of 8/18/95.
(b) Source: Company Proxy dated April 18, 1995.
(c) Excludes outstanding options and warrants.
(d) Source: Company as of 8/O4/95, excludes 596,575 options and warrants outstanding.

                                  PROJECT FOREST

          Analysis of ASPEN Investment in PINE from 12/01/89 - 09/08/95



                      "PLOT POINTS FOR GRAPH TO BE SUPPLIED"